Other Expenses, Net (Tables)	12 Months Ended
Mar. 31, 2025
Other Expenses, Net [Abstract]
Schedule of Other Expenses, Net
	Year ended March 31,
	2023	2024	2025
	RMB	RMB	RMB
Unrealised exchange gains	(4,033)	(4,873)	-
Allowance for credit losses, net	-	152	505,754
Allowances for obsolete inventories, net	-	-	9,841
Impairment of long-live assets	-	-	10,496
Government grants	(594)	(2,421)	(2,961)
Others	94	(915)	3,958
Total	(4,533)	(8,057)	527,088